UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 29, 2003
                        (Date of earliest event reported)


                            -------------------------



                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-25346                     47-0772104
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                             224 South 108th Avenue,
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)


                            -------------------------




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 Item 7.  Financial Statements and Exhibits.

       (c)   Exhibits.

     The following exhibits are filed with this report on Form 8-K:

       Exhibit
       Number     Description

         99.1     Press Release, dated April 29, 2003.
         99.2 Transcript of quarterly financial performance teleconference and web cast, held on April 29, 2003.


Item 9. Regulation FD Disclosure (pursuant to "Item 12. Results of Operations and Financial Condition").

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure." The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On April 29, 2003, Transaction Systems Architects, Inc. issued a press release announcing its results for the quarterly period ending March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

     On April 29, 2003, Transaction Systems Architects, Inc. held a teleconference and web cast announcing its financial performance for the quarterly period ending March 31, 2003. A copy of this teleconference/web cast is attached hereto as Exhibit 99.2.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TRANSACTION SYSTEMS ARCHITECTS, INC.


 Date: May 5, 2003                       By:       /s/ Dwight G. Hanson
                                            ------------------------------------
                                                     Dwight G. Hanson
                                             Chief Financial Officer, Treasurer
                                                 and Senior Vice President

                                  EXHIBIT INDEX

  Exhibit
  Number      Description

    99.1      Press Release, dated April 29, 2003.
    99.2 Transcript of quarterly financial performance teleconference and web cast, held on April 29, 2003.